UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 19, 2019

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Ecolab Place, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On February 19, 2019, Ecolab Inc. (“Ecolab”) announced earnings for the fourth quarter ended December 31, 2018.  A copy of the (i) News Release issued by Ecolab in connection with this report under Item 2.02 is furnished and attached as Exhibit (99.1), (ii) Supplemental Data to be used in connection with the conference call to be held discussing the fourth quarter results is furnished and attached as Exhibit (99.2), and (iii) Supplemental Discussion and related materials to be used in such conference call is furnished and attached as Exhibit (99.3), each of which is incorporated by reference herein. Ecolab also will publish the attached exhibits on its website located at www.ecolab.com.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

The following exhibits are furnished pursuant to Item 2.02 of Form 8-K and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

Exhibit No.	Description	Method Of Filing

(99.1)	Ecolab Inc. News Release dated February 19, 2019.	Filed herewith electronically.

(99.2)	Supplemental Data for Fourth Quarter dated February 19, 2019.	Filed herewith electronically.

(99.3)	Supplemental Discussion for Fourth Quarter dated February 19, 2019.	Filed herewith electronically.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: February 19, 2019	By:	/s/ David F. Duvick
David F. Duvick
Assistant Secretary